                             LETTER OF TRANSMITTAL

                              WEYERHAEUSER COMPANY

                             OFFER TO EXCHANGE ITS
                              5.95% NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                              5.95% NOTES DUE 2008

               PURSUANT TO THE PROSPECTUS DATED           , 2002

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON           , 2002, UNLESS THE OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

                              JPMORGAN CHASE BANK

    By Mail, Overnight Courier               By Facsimile:                 To Confirm by Telephone
        or Hand Delivery:                (212) 638-7380 or 7381              or for Information:
  55 Water Street, Second Floor         Reference: Weyerhaeuser                 (212) 638-0459
    Room 234 -- North Building              Company Exchange               Attention: Victor Matis
     New York, New York 10041            Confirm by Telephone:             Reference: Weyerhaeuser
     Reference: Weyerhaeuser                 (212) 638-0459                    Company Exchange
         Company Exchange               Attention: Victor Matis
                                        Reference: Weyerhaeuser
                                            Company Exchange

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Terms (whether or not capitalized) that are defined in the Prospectus (as defined below) and that are used but not defined herein shall have the same meanings given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are being forwarded herewith or, except as provided in the next paragraph, if tenders of Old Notes are to be made by book-entry transfer to an account maintained by JPMorgan Chase Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     The exchange offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Old Notes in any jurisdiction in which the exchange offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any applicable securities or blue sky laws.

     IN THE CASE OF TENDERS OF OLD NOTES IN BOOK-ENTRY FORM THAT ARE REPRESENTED BY GLOBAL CERTIFICATES REGISTERED IN THE NAME OF DTC OR ITS NOMINEE ("GLOBAL OLD NOTES"), THIS LETTER OF TRANSMITTAL NEED NOT BE MANUALLY EXECUTED; PROVIDED, HOWEVER, THAT SUCH TENDERS OF OLD NOTES ARE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC'S AUTOMATED TENDER OFFER PROGRAM ("ATOP"). TO TENDER OLD NOTES IN THIS MANNER, THE ELECTRONIC INSTRUCTIONS SENT TO DTC AND TRANSMITTED TO THE EXCHANGE AGENT MUST CONTAIN YOUR ACKNOWLEDGEMENT OF RECEIPT OF AND YOUR AGREEMENT TO BE BOUND BY AND TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES IN THIS LETTER OF TRANSMITTAL. WHEN DTC RECEIVES SUCH INSTRUCTIONS, DTC WILL EFFECT A BOOK-ENTRY TRANSFER OF THE TENDERED OLD NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT

DTC AND THEN SEND TO THE EXCHANGE AGENT A CONFIRMATION OF SUCH BOOK-ENTRY TRANSFER OF OLD NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC (A "BOOK-ENTRY CONFIRMATION"), INCLUDING AN AGENT'S MESSAGE ("AGENT'S MESSAGE") CONFIRMING THAT DTC HAS RECEIVED AN EXPRESS ACKNOWLEDGMENT FROM THE TENDERING DTC PARTICIPANT THAT SUCH PARTICIPANT HAS RECEIVED AND AGREES TO BE BOUND BY, AND MAKES THE REPRESENTATIONS AND WARRANTIES CONTAINED IN, THIS LETTER OF TRANSMITTAL AND THAT THE COMPANY MAY ENFORCE THIS LETTER OF TRANSMITTAL AGAINST THAT PARTICIPANT. BOOK-ENTRY TRANSFER TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY OF THE BOOK-ENTRY CONFIRMATION TO THE EXCHANGE AGENT.

     IF TENDER OF OLD NOTES IS NOT MADE THROUGH ATOP OR IF OLD NOTES IN DEFINITIVE CERTIFICATED FORM ("CERTIFICATED OLD NOTES") ARE TO BE TENDERED, THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, AND, IF APPLICABLE, THE CERTIFICATED OLD NOTES, DULY ENDORSED OR ACCOMPANIED BY A PROPERLY EXECUTED BOND POWER AND WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ON THE COVER PAGE HEREOF ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW) IN ORDER FOR SUCH TENDER TO BE EFFECTIVE. DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ON THE COVER PAGE HEREOF DOES NOT CONSTITUTE A VALID DELIVERY.

     IF A HOLDER DESIRES TO TENDER OLD NOTES AND CERTIFICATES FOR SUCH OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS, INCLUDING, IF APPLICABLE, CERTIFICATED OLD NOTES, TO REACH THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE, OR THE PROCEDURES FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON OR PRIOR TO THE EXPIRATION DATE, OLD NOTES MAY NEVERTHELESS BE TENDERED BY FOLLOWING THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING OLD
NOTES -- GUARANTEED DELIVERY." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF OLD NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                                   OLD NOTES TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PRINCIPAL AMOUNT OF
                                                                  CERTIFICATE          PRINCIPAL AMOUNT      OLD NOTES TENDERED
                                                                   NUMBER(S)*            OF OLD NOTES       (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 Total Amount:
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders tendering by book-entry transfer or in accordance with DTC's ATOP procedures.
 ** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number  Transaction Code Number

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery Is To Be Made By Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number  Transaction Code Number

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN
    ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

     The undersigned hereby tenders to Weyerhaeuser Company, a Washington corporation (the "Company"), the above described aggregate principal amount of the Company's outstanding 5.95% Notes due 2008 (the "Old Notes") in exchange for a like aggregate principal amount of the Company's 5.95% Notes due 2008 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions
set forth in the Prospectus dated           , 2002 (as the same may be amended
or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity and to effect transfers of Old Notes pursuant to the book-entry procedures of The Depository Trust Company ("DTC"), in each case to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Company and pursuant to DTC's book-entry procedures, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR JPMORGAN CHASE BANK, AS EXCHANGE AGENT (THE "EXCHANGE AGENT") TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED BELOW). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above unless the Old Notes are being tendered by book-entry transfer or in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if more Old Notes are submitted than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned to the undersigned at the address shown below the undersigned's signature (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account indicated above maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, as set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, any certificates representing the Exchange Notes will be delivered to the undersigned at the address shown below the undersigned's signature.

     By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) any Exchange Notes received by the undersigned are being acquired in the ordinary course of its business, (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution of Old Notes or Exchange Notes within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or, if it is such an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable (it being understood that, if the Company effects the Exchange Offer, the Company will not be required to register Exchange Notes owned by any such affiliate under the Securities Act or to make a prospectus available for resale of those Exchange Notes), (iv) the undersigned is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes within the meaning of the Securities Act, (v) if the undersigned is a broker-dealer, the undersigned did not purchase the Old Notes being tendered by it in the Exchange Offer directly from the Company for resale pursuant to Rule 144A or any other available exemption from registration under the Securities Act. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, the undersigned, if the undersigned is a broker-dealer, represents, warrants, acknowledges and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) the Old Notes tendered by such broker-dealer are held only as a nominee, or (b) that such broker-dealer will receive Exchange Notes in exchange for Old Notes that were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and, if the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer (provided that, by so representing, warranting, acknowledging and agreeing and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). See "The Exchange Offer -- Resales of Exchange Notes" in the Prospectus.

     Pursuant to a Registration Rights Agreement dated October 22, 2001 (the "Registration Rights Agreement") between the Company and the Initial Purchasers (as defined in the Registration Rights Agreement), the Company has agreed that, subject to the terms and conditions of the Registration Rights Agreement (including the right of the Company to require that sales or other dispositions of Exchange Notes pursuant to the Prospectus be discontinued for a period not to exceed 120 days (whether or not consecutive) in any period of twelve consecutive months under certain circumstances), the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of 180 days after the Expiration Date (as defined below). However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Exchange Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent in writing at one of the addresses set forth on the face of this Letter of Transmittal. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), by tendering Old Notes and by executing this Letter of Transmittal, agrees that, as provided in the Registration Rights Agreement, upon receipt by such Participating Broker-Dealer from the Company of a Voluntary Suspension Notice (as defined in the Registration Rights Agreement) or notice of the happening of any event that makes any statement made in the Prospectus or the related registration statement untrue in any material respect or as a result of which the Prospectus or the related registration statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in the Prospectus or such registration statement in order to make the statements therein not misleading, such Participating Broker-Dealer will forthwith discontinue the sale or other disposition of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the

Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice as provided in the Registration Rights Agreement that the sale of Exchange Notes may be resumed using the then current Prospectus, as the case may be. As used in the preceding sentence, references to the Prospectus and the related registration statement include the documents incorporated or deemed to be incorporated by reference therein. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Participating Broker-Dealers have received notice that disposition of Exchange Notes may be resumed using the then current Prospectus, as the case may be. The Registration Rights Agreement defines the term "Voluntary Suspension Notice" to include, in general, a notice given by the Company to suspend use of the Prospectus under certain circumstances relating to possible acquisitions or business combinations or other transactions, business developments or events involving the Company that would require disclosure in the Prospectus or in the related registration statement or the documents incorporated or deemed to be incorporated by reference therein if the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in the Prospectus or such registration statements or the documents incorporated or deemed to be incorporated by reference therein would be impracticable; provided that the Registration Rights Agreement provides that the Company shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event as a result of which such notice shall have been given if the Company determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential.

     Except in the limited circumstances where Exchange Notes are originally issued in exchange for Old Notes after April 15, 2002 and on or before May 1, 2002 as described below in this paragraph, holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Old Notes or, if no interest has been paid or duly provided for on such Old Notes, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any interest on such Old Notes accrued from and after the last interest payment date to which interest has been paid or duly provided for on such Old Notes or, if no such interest has been paid or duly provided for, from and after October 22, 2001. The undersigned understands and agrees that, notwithstanding the foregoing provisions of this paragraph, in the event that any Exchange Notes are originally issued in exchange for Old Notes after April 15, 2002 and on or before May 1, 2002, then the interest payable on those Exchange Notes on May 1, 2002 will be paid to the persons who were the registered holders of those Old Notes at the close of business on April 15, 2002 and that, in the event that any Exchange Notes are originally issued after May 1, 2002, the first interest payment date for those Exchange Notes will be November 1, 2002 and the interest payable on those Exchange Notes on that date will be paid to the persons who were registered holders of those Exchange Notes at the close of business on October 15, 2002.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date
---------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Date
--------------------------------------------------------------------------------

Capacity or Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 11)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above or are to be credited to an account at DTC other than the account indicated above.

Issue Exchange Notes to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)



                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 11)

To be completed ONLY if Exchange Notes are to be sent to someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Exchange Notes to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Old Notes are being tendered in the form of Certificated Old Notes (which Certificated Old Notes are forwarded herewith) or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus unless an agent's message (an "Agent's Message") confirming that DTC has received an express acknowledgment from the tendering DTC participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against that participant is being delivered to the Exchange Agent pursuant to DTC's Automated Tender Offer Program ("ATOP"). Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal or, in lieu of this Letter of Transmittal, an Agent's Message, must be received by the Exchange Agent at one of its addresses set forth on the face hereof on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof. Anything in this Letter of Transmittal to the contrary notwithstanding, if tenders of any Old Notes are made pursuant to the procedures for tender by book-entry transfer as described above, an Agent's Message with respect to such Old Notes must be received by the Exchange Agent on or prior to the Expiration Date.

     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal, Book-Entry Confirmations, Agent's Messages and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service, in each case properly insured. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Old Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

     Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on or before the Expiration Date, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer -- Procedures For Tendering The Old Notes -- Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation in respect of all tendered Old Notes, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal or, instead of a Letter of Transmittal, an appropriate Agent's Message pursuant to the ATOP procedures, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in "The Exchange Offer -- Procedures For Tendering the Old Notes -- Guaranteed Delivery" in the Prospectus. "Expiration Date" means 5:00 p.m., New York City
time, on           , 2002 unless the Company extends the term of the Exchange
Offer, in which case the term "Expiration Date" will mean the latest date and time to which the Exchange Offer is extended.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

     THE METHOD OF DELIVERY OF BOOK-ENTRY CONFIRMATIONS, AGENT'S MESSAGES, CERTIFICATES EVIDENCING THE OLD NOTES, NOTICES OF GUARANTEED DELIVERY, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF A LETTER OF TRANSMITTAL IS USED OR CERTIFICATES EVIDENCING THE OLD NOTES ARE DELIVERED TO THE EXCHANGE AGENT, THE COMPANY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, IN EACH CASE PROPERLY INSURED, RATHER THAN DELIVERY BY MAIL. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or by causing the delivery of an Agent's Message, as the case may be, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has
     (have) completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, certificates for the Old Notes being tendered must be duly endorsed or accompanied by a properly executed bond power, and the endorsement or signature(s) on the bond power and the signature on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount(s) of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the holder of the Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the remainder of such Old Notes will be credited to an account at DTC), promptly after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein or in the Prospectus, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal or, in the case of Old Notes tendered pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes," a properly transmitted agent's message through ATOP, must be received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered Old Notes to be withdrawn and the aggregate principal amount of Old Notes to be withdrawn, identify the previously tendered Old Note to be withdrawn (including the registration numbers and principal amount of those Old Notes) or, in the case of Old Notes transferred by a book-entry transfer through DTC, the name and number of the account at DTC to be credited with the Old Notes being withdrawn, and, if Certificated Old Notes have been tendered, contain the name of the registered holder of the Old Notes, if different from that of the person who tendered such Old Notes, and be signed in the same manner as the original signature on the letter of transmittal (if used), including any required signature guarantee or, if an Agent's Message was submitted instead of a Letter of Transmittal, the withdrawal notice must be transmitted by DTC and received by the Exchange Agent in the same manner as the Agent's Message originally tendering the Old Notes for exchange. If Old Notes have been tendered pursuant to DTC's book-entry transfer procedures, any notice of withdrawal must comply with DTC's book-entry procedures.

     Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration

Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes" and in this Letter of Transmittal.

     All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Company, in its sole and absolute discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof or, in the case of Old Notes tendered by book-entry transfer, will be credited to the account at DTC designated in the notice of withdrawal, without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or, in the case of Old Notes held in book-entry form, on a security position listing without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Old Notes tendered hereby are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any endorsement, bond power, power of attorney or other document required by this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and must submit, unless waived by the Company, proper evidence satisfactory to the Company, in its sole and absolute discretion, of such persons' authority to so act.

     No endorsement(s) of the certificate(s) evidencing the Old Notes or separate bond power(s) are required unless (a) the person surrendering the Old Notes for tender or signing this Letter of Transmittal, if applicable, is not the registered holder of the Old Notes being tendered, or (b) the person tendering the Old Notes completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal. In the case of (a) or (b) above, any Certificated Old Notes being tendered must be endorsed or accompanied by appropriate and properly executed bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution unless the Old Notes are being tendered for the account of an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole and absolute discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the right, in its sole and absolute discretion, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. Neither the

Company, any affiliates of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects and irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 30.5% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 30.5% (which rate is scheduled to be reduced periodically through 2006) backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding on all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN (or similar form), signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). If any of the Old Notes tendered hereby are in the form of Certificated Old Notes, the Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection with those exchanges. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal or the applicable Agent's Message, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 9)

                       PAYOR'S NAME: JPMORGAN CHASE BANK
--------------------------------------------------------------------------------

 SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
 W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:   TIN: ----------------------------------------
                                                                                            Social Security Number or
                                                                                          Employer Identification Number
                                ------------------------------------------------------------------------------------------------
                                PART 2--TIN Applied For [ ]
 DEPARTMENT OF
 THE TREASURY                   ------------------------------------------------------------------------------------------------
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR            CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 TAXPAYER IDENTIFICATION         (1) The number shown on this form is my correct taxpayer identificationnumber (or I am waiting
 NUMBER ("TIN")                  for a number to be issued to me).
 AND CERTIFICATION               (2) I am not subject to backup withholding either because (i) I amexempt from backup withholding, (ii) I have not been notified by theInternal Revenue Service ("IRS") that I am subject to backup withholdingas a result of a failure to report all interest or dividends, or
                                 (iii)the IRS has notified me that I am no longer subject to backup withholding, and
                                 (3) any other information provided on this form is true and correct.
                                 The Internal Revenue Service does not require you consent to any provision of this document other than the certifications required to avoid backup withholding.
                                 Signature  __________________________________________  Date  __________________________
---------------------------------------------------------------------------------------------------------------------------------
 You must cross out item (3) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30.5% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature(s):
--------------------------------------------------------------------  Dated:
------------------------------